SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 19, 2013

Date of Report (Date of Earliest Event Reported)

Rancon Realty Fund V,

A California Limited Partnership

(Exact name of registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

0-16467	33-0098488
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708

(Address of principal executive offices) (Zip Code)

(650) 343-9300

(Fund’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 19, 2013, Rancon Realty Fund V, A California Limited Partnership (the “Partnership”), mailed a letter to its Limited Partners containing a report of the Partnership’s results of operations for the quarter ended September 30, 2013. A copy of the letter mailed to Limited Partners is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Also on or about December 19, 2013, the Partnership mailed a letter to custodians and pension plan trustees holding outstanding limited partnership units (“Units”). A copy of the letter mailed to custodians and pension plan trustees is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference. Both the letter mailed to custodians and pension plan trustees and the letter mailed to Limited Partners described above under Item 2.02 provide an estimate by the General Partners of the value of an outstanding Unit as of December 31, 2013. The General Partners of the Partnership are Rancon Financial Corporation, a California corporation, and Daniel L. Stephenson.

As stated in the letters, no third-party appraisals were obtained in connection with the General Partners’ valuation of the Units, and the General Partners’ valuation and the methodology they employed to value the Units was not verified or reviewed by any third-party advisor, including the Partnership’s auditors. The actual amount for which the Partnership’s properties are eventually sold may be materially lower than the current estimates of their fair market values made by the General Partners. It should also be noted that ERISA plan fiduciaries and IRA custodians may use Unit valuations obtained from other sources, such as prices paid for the Partnership’s outstanding Units in secondary market trades, and that such estimated Unit valuations likely will be lower than that estimated by the General Partners as set forth in the attached letters.

Certain statements contained in this Current Report, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such statements include, in particular, statements about future performance and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Readers are referred to the risk factors disclosed under Item 1A of Part I in the Partnership’s December 31, 2012 Annual Report on Form 10-K. Forward-looking statements are not intended to be a guaranty of the Partnership’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date that this Current Report is filed with the Securities and Exchange Commission. Neither the Partnership nor the General Partners make any representations or warranties (expressed or implied) about the accuracy of any such forward-looking statements. Actual results could differ materially from any forward-looking statements contained in this Current Report. This Current Report is neither an offer of nor a solicitation to purchase securities.

The information in this Current Report, including the attached letters, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Letter to Limited Partners of the Partnership from the General Partners, dated December 19, 2013.

99.2	Letter to Custodians and Pension Plan Trustees from the General Partners, dated December 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REATLY FUND V,
A California Limited Partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: December 19, 2013

INDEX TO EXHIBITS

Exhibit	Description

99.1	Letter to Limited Partners of the Partnership from the General Partners, dated December 19, 2013.

99.2	Letter to Custodians and Pension Plan Trustees from the General Partners, dated December 19, 2013.